EdR

FIRST QUARTER 2012

SUPPLEMENTAL FINANCIAL INFORMATION

TABLE OF CONTENTS

Financial Highlights	1

Balance Sheet	2

Operating Results	3

Funds From Operations	4

Community Operating Results	5

Community Statistics	6

Same-Community Statistics	7

Preleasing Statistics	8

Development Update.	9

Capital Structure	10

Community Listing - Owned.	11

Investor Information	12

Definitions	13

Safe Harbor Statement	14

EdR

FINANCIAL HIGHLIGHTS
(Amounts in thousands, except per share data)

OPERATING DATA:

	Three months ended March 31,
	2012	2011	$ Chg	% Chg
	(unaudited)	(unaudited)
Same-community revenue	$28,548	$26,610	$1,938	7.3%
Total community revenue	34,606	26,700	7,906	29.6%
Total revenue	37,905	30,665	7,240	23.6%

Same-community net operating income	15,867	14,314	1,553	10.8%
Total community net operating income	19,452	14,386	5,065	35.2%
Total operating income	6,730	5,686	1,044	18.4%

Net Income	1,888	655	1,233	188.2%
Per share - basic & diluted	0.02	0.01	0.01	120.0%

Funds from operations (FFO)	10,846	6,919	3,927	56.8%
Per weighted average share/unit (1)	0.12	0.10	0.02	20.0%

Core funds from operations (Core FFO)	12,591	9,387	3,204	34.1%
Per weighted average share/unit (1)	$0.13	$0.13	$-	0.0%

BALANCE SHEET DATA:

	3/31/2012	12/31/2011
Debt to gross assets	29.1%	31.3%
Net debt to enterprise value	23.3%	22.9%
Interest coverage ratio (TTM)	2.9	2.7

(1)	FFO and Core FFO per share/unit were computed using weighted average shares and units outstanding, regardless of their dilutive impact.
See page 4 for a detailed calculation.

1

EdR

BALANCE SHEET
(Amount in thousands, except share data)

	March 31, 2012	December 31, 2011
	(unaudited)
Assets
Collegiate housing properties, net (1)	$821,137	$803,519
Assets under development	86,364	56,648
Cash and cash equivalents	21,305	75,813
Restricted cash	5,139	4,826
Other assets	39,079	37,003

Total assets	$973,024	$977,809

Liabilities and equity
Liabilities:
Mortgage and construction loans, net of unamortized premium/discount	$334,340	$358,504
Accounts payable and accrued expenses	36,880	31,766
Deferred revenue	12,856	14,409
Total liabilities	384,076	404,679

Commitments and contingencies	-	-

Redeemable noncontrolling interests	9,446	9,776

Equity:
Education Realty Trust, Inc. stockholders' equity:
Common stock, $0.01 par value, 200,000,000 shares authorized, 93,810,947 and 91,800,688 shares issued and outstanding March 31, 2012 and December 31, 2011, respectively	938	918
Preferred shares, $0.01 par value, 50,000,000 shares authorized, no shares issues and outstanding	-	-
Additional paid-in capital	677,014	662,657
Accumulated deficit	(99,820)	(101,708)
Total Education Realty Trust, Inc. stockholders' equity	578,132	561,867
Noncontrolling interest	1,370	1,487
Total equity	579,502	563,354

Total liabilities and equity	$973,024	$977,809

(1)	Amount is net of accumulated depreciation of $174,366 and $166,336 as of March 31, 2012 and December 31, 2011, respectively.

2

EdR

OPERATING RESULTS
(Amounts in thousands, except per share data, unaudited)

	Three Months Ended March 31,
	2012	2011	$ Change
Revenues:
Collegiate housing leasing revenue	$34,606	$26,700	$7,906
Third-party development services	328	1,276	(948)
Third-party management services	853	834	19
Operating expense reimbursements	2,118	1,855	263
Total revenues	37,905	30,665	7,240

Operating expenses:
Collegiate housing leasing operations	15,154	12,314	2,840
Development and management services	1,616	1,331	285
General and administrative	2,010	1,429	581
Severance, development pursuit and acquisition costs	107	(56)	163
Ground leases	1,511	1,366	145
Depreciation and amortization	8,659	6,740	1,919
Reimbursable operating expenses	2,118	1,855	263
Total operating expenses	31,175	24,979	6,196

Operating income	6,730	5,686	1,044

Nonoperating expenses:
Interest expense	4,110	4,742	(632)
Amortization of deferred financing costs	348	284	64
Interest income	(21)	(45)	24
Loss on extinguishment of debt	-	351	(351)
Total nonoperating expenses	4,437	5,332	(895)

Income before equity in earnings (loss) of unconsolidated entities, income taxes and discontinued operations	2,293	354	1,939

Equity in earnings (losses) of unconsolidated entities	(263)	5	(268)
Income before income taxes and discontinued operations	2,030	359	1,671
Less: Income tax expense (benefit)	(75)	154	(229)
Income from continuing operations	2,105	205	1,900
Income from discontinued operations	9	661	(652)

Net Income	2,114	866	1,248

Less: Net income attributable to the noncontrolling interests	226	211	15
Net Income attributable to Education Realty Trust, Inc.	$1,888	$655	$1,233

Earnings per share information:
Net income attributable to Education Realty Trust, Inc. common stockholders per share - basic and diluted	$0.02	$0.01	$0.01

Weighted-average shares of common stock outstanding - basic	92,839	70,852

Weighted-average shares of common stock outstanding - diluted	93,937	71,963

3

EdR

FUNDS FROM OPERATIONS
(Amounts in thousands, except per share data, unaudited)

	Three months ended March 31,
	2012	2011		Change

Net Income attributable to Education Realty Trust, Inc.	$1,888	$655		$1,233

Gain on sale of collegiate housing assets (1)	-	(944)		944
Real estate related depreciation and amortization	8,563	6,886		1,677
Equity portion of real estate depreciation and amortization on equity investees	66	111		(45)
Equity portion of loss on sale of student housing property on equity investees	88	-		88
Noncontrolling interests	241	211		30
Funds from operations ("FFO")	10,846	6,919		3,927

FFO adjustments:
Loss on extinguishment of debt (1)	-	757		(757)
Acquisition costs	167	171	(4)
Straight-line adjustment for ground leases (2)	1,061	1,053		8
FFO adjustments:	1,228	1,981		(753)

FFO on Participating Developments:(3)
Interest on loan to Participating Development	455	285		170
Development fees on Participating Development, net of costs and taxes	62	202		(140)
FFO on Participating Developments	517	487		30

Core funds from operations ("Core FFO")	$12,591	$9,387		$3,204

FFO per weighted average share/unit (4)	$0.12	$0.10		$0.02
Core FFO per weighted average share/unit (4)	$0.13	$0.13		$(0.00)

Weighted average shares/units (4)	93,937	71,963		21,974

(1)	All of or a portion of these amounts may be included in discontinued operations and may not be visible on the face of our statement of operations on page 3.
(2)	This represents the straight-line rent expense adjustment required by GAAP related to ground leases at three communities. As ground lease terms range from 40 to 99 years, the adjustment to straight-line these agreements becomes material to our operating results, distorting the economic results of the communities.
(3)	FFO on participating developments represents the economic impact of interest and fees not recognized in net income due to the Company having a participating investment in the third-party development. The adjustment for development fees is calculated under the same percentage of completion method of accounting used for third-party development fees. The adjustment for interest income is based on terms of the loan.
(4)	FFO and Core FFO per weighted average share/unit were computed using the weighted average of all shares and partnership units outstanding, regardless of their dilutive impact.

4

EdR

COMMUNITY OPERATING RESULTS
(Amounts in thousands, unaudited)

	Three Months Ended March 31,
	2012	2011	$ Change	% Change
Revenues
Same-communities	$28,548	$26,610	$1,938	7.3%
New-communities (1)	6,058	90	5,968	NM
Total revenues	34,606	26,700	7,906	29.6%

Operating expenses (2)
Same-communities	12,681	12,296	385	3.1%
New-communities (1)	2,473	18	2,456	NM
Total operating expenses	15,154	12,314	2,841	23.1%

Net operating income
Same-communities	15,867	14,314	1,553	10.8%
New-communities (1)	3,585	72	3,512	NM
Total net operating income	$19,452	$14,386	$5,065	35.2%

NOTE: This table excludes the following properties, which are classified within discontinued operations on the accompanying consolidated statements of operations: Troy Place, The Reserve at Jacksonville, The Reserve at Martin, The Chase at Murray and Clemson Place (all sold in January 2011) and Collegiate Village and Clayton Station (both sold in Q2 2011).

(1)	See page 11 of this supplement for a listing of which communities are categorized as same-communities and which are new communities.
(2)	Represents community level operating expenses, excluding management fees, depreciation, amortization, ground lease expense and impairment charges plus regional and other corporate costs of supporting the communities.

5

EdR

COMMUNITY STATISTICS

	Three Months Ended March 31,
	2012	2011	Change

Occupancy
Physical	93.8%	92.7%	110 bps
Economic	93.5%	91.9%	160 bps

NarPAB	$470	$412	14.2%
Other income per avail. bed	$26	$20	25.8%
RevPAB	$496	$432	14.8%

Operating expense per bed	$217	$199	9.0%

Operating margin	56.2%	53.9%	233 bps

Design Beds	69,816	61,814	12.9%

NOTE:	Operating statistics for all periods presented exclude communities classified as discontinued operations.
See note on Pg. 5.

6

EdR

SAME-COMMUNITY STATISTICS

	Three Months Ended March 31,
	2012	2011	Change

Occupancy
Physical	93.9%	92.7%	120 bps
Economic	94.2%	91.9%	230 bps

NarPAB	$443	$412	7.5%
Other income per avail. bed	$21	$20	3.0%
RevPAB	$464	$432	7.3%

Operating expense per bed	$206	$200	3.1%

Operating margin	55.6%	53.8%	180 bps

Design Beds	61,581	61,580	0.0%

NOTE:	Operating statistics for all periods presented exclude communities classified as discontinued operations.
See note on Pg. 5.

7

EdR

2012/2013 PRELEASING UPDATE AS OF APRIL 24TH

		2012-2013			2011-2012			Projected		September 30, 2011
Community	Primary University	Leases	%		Leases		%	Rate Increase	Design Beds	Opening Occupancy

Campus Creek	University of Mississippi	636	100.0%		636		100.0%	13.8%	636	100.0%
University Village on Colvin	Syracuse University	384	88.9%		323		74.8%	5.4%	432	99.8%
The Pointe	Pennsylvania State University	969	98.5%		974		99.0%	5.3%	984	100.0%
The Commons	Florida State University	269	36.7%		255		34.8%	5.1%	732	97.7%
The Pointe at South Florida	University of South Florida	433	43.2%		556		55.5%	5.0%	1,002	98.4%
Cape Trails	Southeast Missouri State University	319	88.6%		279		77.5%	5.2%	360	100.0%
Carrollton Crossing	University of West Georgia	256	76.2%		291		86.6%	4.9%	336	100.0%
The Reserve at Columbia	University of Missouri	517	76.5%		557		82.4%	6.2%	676	99.9%
The Reserve on Frankford	Texas Tech University	337	45.7%		327		44.4%	4.6%	737	97.0%
Wertland Square	University of Virginia	130	85.5%		152		100.0%	4.0%	152	100.0%
Jefferson Commons	University of Virginia	62	75.6%		82		100.0%	4.0%	82	100.0%
Pointe West	University of South Carolina	225	46.9%		214		44.6%	4.4%	480	98.1%
The Reserve at Athens	University of Georgia	512	83.7%		512		83.7%	4.7%	612	99.7%
The Reserve on South College	Auburn University	358	62.2%		415		72.0%	6.0%	576	100.0%
The Reserve on Perkins	Oklahoma State University	400	54.6%		374		51.1%	5.0%	732	97.0%
Campus Lodge	University of Florida	766	68.7%		737		66.1%	4.1%	1,115	96.8%
The Avenue at Southern	Georgia Southern University	141	22.6%		152		24.4%	3.9%	624	96.6%
Commons on Kinnear	The Ohio State University	429	85.5%		368		73.3%	4.7%	502	100.0%
The Commons at Knoxville	University of Tennessee	454	64.1%		454		64.1%	3.7%	708	93.8%
The Reserve at Saluki Pointe	Southern Illinois University	433	56.4%		439		57.2%	3.7%	768	98.8%
GrandMarc at the Corner	University of Virginia	413	64.4%		396		61.8%	4.0%	641	89.4%
Players Club	Florida State University	336	100.0%		336		100.0%	4.0%	336	100.0%
The Lofts	University of Central Florida	403	55.2%		516		70.7%	3.4%	730	97.8%
NorthPointe	University of Arizona	563	61.7%		409		44.8%	3.5%	912	93.9%
University Towers	North Carolina State University	595	62.4%		715		75.0%	3.0%	953	100.0%
River Pointe	University of West Georgia	233	46.2%		207		41.1%	2.2%	504	93.7%
College Station at West Lafayette	Purdue University	572	59.6%		618		64.4%	2.0%	960	95.7%
College Grove	Middle Tennessee State University	348	40.3%		268		31.0%	2.0%	864	85.1%
The Reserve at Star Pass	University of Arizona	291	28.5%		359		35.2%	2.0%	1,020	76.9%
The Reserve on West 31st	University of Kansas	322	44.8%		375		52.2%	0.5%	719	85.7%
The Pointe at Western	Western Michigan University	376	42.9%		385		43.9%	-2.0%	876	76.3%
Same-communities		12,482	60.1%		12,681		61.1%	4.0%	20,761	94.7%

3949 Lindell	Saint Louis University	230	89.8	%(2)	N/A	(1)	N/A (1)		256	N/A (1)
Irish Row	University of Notre Dame	316	96.9%		N/A	(1)	N/A (1)		326	N/A (1)
Lotus Lofts	University of Colorado, Boulder	36	90.0%		N/A	(1)	N/A (1)		40	N/A (1)
The Oaks on the Square	University of Connecticut	250	100.0%		N/A	(1)	N/A (1)		250	N/A (1)
The Reserve on Stinson	University of Oklahoma	412	67.3%		345		56.4%		612	97.7%
GrandMarc at Westberry Place	Texas Christian University	189	33.6%		228		40.6%		562	98.0%
University Village Towers	UC Riverside	151	27.3%		294		53.1%		554	86.6%
East Edge	University of Alabama	217	28.0%		N/A	(1)	N/A (1)		774	N/A (1)
The Berk	University of California at Berkeley	19	11.8%		N/A	(1)	N/A (1)		161	75.8%
Campus West	Syracuse University	64	20.5%		N/A	(1)	N/A (1)		312	N/A (1)
New-communities		1,884	49.0%		867				3,847

Wholly-owned communities		14,366	58.4%		13,548				24,608

(1)	Prior year leasing and opening occupancy data is not included for communities under development or for newly acquired communities where reliable information is not available.
(2)	3949 Lindell is currently leased as a conventional apartment community. As such, the leases do not currently follow an academic term like our existing portfolio.
We will be converting this property to student leases over the next 24 months. The current lease percentage represents the community's current occupancy.
We expect the community to be approximately 91% leased in the fall.

8

EdR

DEVELOPMENT UPDATE
(Amounts in thousands except bed counts)

COMPANY OWNED PROJECTS

Project	Project Type	Bed Count	Estimated Start Date	Anticipated Completion Date	Total Project Development Cost	EdR's Ownership Percentage	EdR's Share of Development Cost	EdR Equity Funded to 3/31/12	EdR Equity to be Funded
Syracuse University - Campus West	ONE Plan	312	In progress	Summer 2012	$29,747	100%	$29,747	$8,451	$6,430
University of Alabama	Joint Venture	774	In progress	Summer 2012	41,350	90%	37,215	7,870	-
University of Connecticut - Storrs Center Phase I	Wholly Owned	250	In progress	Summer 2012	24,240	100%	24,240	15,118	-
Total - 2012 Deliveries		1,336			95,337		91,202	31,439	6,430

The University of Texas at Austin	ONE Plan	622	In progress	Summer 2013	66,570	100%	66,570	10,149	56,421
University of Kentucky - New Central Residence Hall	ONE Plan	601	Spring 2012	Summer 2013	25,794	100%	25,794	221	25,573
University of Connecticut - Storrs Center Phase II	Wholly Owned	250	In progress	Summer 2013	24,239	100%	24,239	-	-
University of Colorado - Lotus Lofts	Wholly Owned	199	Spring 2012	Summer 2013	19,757	100%	19,757	90	19,642
University of Mississippi	Joint Venture	668	Spring 2012	Summer 2013	36,700	70%	25,690	4,795	2,912
Arizona State University- Phoenix	Joint Venture	609	Spring 2012	Summer 2013	52,000	91.4%	47,528	6,010	5,872
Total - 2013 Deliveries		2,949			225,060		209,578	21,265	110,420

Total Owned Projects		4,285			$320,397		$300,780	$52,704	$116,850

PARTICIPATING PROJECTS (1)

Project	Bed Count	Estimated Start Date	Anticipated Completion Date	Project Development Cost	Total Project Fees	Fees Earned Prior Year	Fees Earned Three Months Ended March 31, 2012	Remaining Fees to Earn
Johns Hopkins Graduate Housing	572	In progress	Summer 2012	60,700	$2,122	$1,883	$122	$117

THIRD-PARTY PROJECTS

Project	Bed Count	Estimated Start Date	Anticipated Completion Date	Project Development Cost	Total Project Fees	Fees Earned Prior Year (2)	Fees Earned Three Months Ended March 31, 2012	Remaining Fees to Earn
East Stroudsburg University - Pennsylvania	969	NA	January 2012	59,491	2,246	2,118	113	15
Mansfield University of Pennsylvania	634	NA	January 2012	35,031	1,449	1,414	33	2
Projects Under Construction - Total	1,603			94,522	3,695	3,532	146	17

Mansfield University of Pennsylvania Phase II	684	Summer 2012	Summer 2013	50,000	1,740	-	-	1,740
East Stroudsburg University - Pennsylvania Ph II	488	Summer 2012	TBD	40,000	1,320	-	-	1,320
Bloomsburg University of Pennsylvania	500	Spring 2013	Summer 2014	TBD	TBD	-	-	-
West Chester University of Pennsylvania Phase II	569	Spring 2013	Summer 2014	46,000	1,285	-	-	1,285
Recently Awarded Projects - Total	2,241			50,000	1,740	-	-	4,345

Total Third-Party Projects	3,844			$144,522	$5,435	$3,532	$146	$4,362

NOTE:	The initiation and completion of an awarded project that has not begun construction is contingent upon execution of transactional documents, including such items as development agreements and ground leases, and obtaining financing.

(1)	Participating projects are third-party development projects the Company has a significant investment in but does not own. The Company earns fees on these projects, however, in accordance with GAAP the fees are deferred and not recognized in its operating statements until its investment is recovered. The Company includes the earned fees in computing its Core FFO. See page 4.
(2)	Amount may not tie to third-party development services revenue on the statement of operations as this schedule only includes fees earned on projects that are in progress or recently completed.

9

EdR

CAPITAL STRUCTURE, as of March 31, 2012
(dollars in thousands)

Total Debt to Gross Assets		Net Debt to Enterprise Value
Debt (1)	$334,445	Net Debt (1)	$313,140
Gross Assets (2)	1,147,390	Market Equity (3)	1,030,861
Debt to Gross Assets	29.1%	Enterprise Value	$1,344,001
		Net Debt to Enterprise Value	23.3%

Interest coverage (TTM)	2.9	x
Net Debt to EBITDA (TTM)	6.1	x

Total Debt Outstanding

	Principal	Weighted Average		Average Term
	Outstanding	Interest Rate	%	to Maturity
Fixed Rate - Mortgage Debt (1)	$251,055	5.82%	75.1%	4.24	years
Variable Rate - Mortgage Debt	36,780	4.87%	11.0%	7.75	years
Variable Rate - Construction Debt	46,610	2.04%	13.9%	1.62	years
Total / Weighted Average	$334,445	5.19%	100.0%	4.26	years

Future Maturities

Fiscal Year Ending	Amortization	Maturities	Total	Percentage
2012	$2,982	$14,273	$17,255	5.2%
2013	4,136	33,396	37,532	11.2%
2014	5,930	67,963	73,893	22.1%
2015	3,445	10,711	14,156	4.2%
2016	2,393	65,258	67,651	20.2%
Thereafter	5,852	118,106	123,958	37.1%
Mortgage Debt (1)	24,738	309,707	334,445	100.0%
Revolving Credit Facility	-	-	-
Gross Debt (1)	$24,738	$309,707	334,445
Less Cash			21,305
Net Debt			$313,140

(1)	Excludes unamortized debt discount of $105K.
(2)	Excludes accumulated depreciation of $174,366 as of March 31, 2012.
(3)	Market equity includes 94,030,756 shares of the Company's common stock and 1,067,163 operating partnership units and is calculated using $10.84 per share, the closing price of the Company's common stock on March 31, 2012.

10

EdR

COMMUNITY LISTING - OWNED

Name	Primary University Served	Acquisition Date	# of Beds	Name	Primary University Served	Acquisition Date	# of Beds

Players Club	Florida State University	Jan ’05	336	College Grove	Middle Tennessee State University	Apr ’05	864
The Commons	Florida State University	Jan ’05	732	Campus Lodge	University of Florida	Jun ’05	1,115
University Towers	North Carolina State University	Jan ’05	953	The Reserve on South College	Auburn University	Jul ’05	576
The Reserve on Perkins	Oklahoma State University	Jan ’05	732	Cape Trails	Southeast Missouri State University	Jan ’06	360
The Pointe	Pennsylvania State University	Jan ’05	984	Carrollton Crossing	University of West Georgia	Jan ’06	336
College Station at West Lafayette	Purdue University	Jan ’05	960	River Pointe	University of West Georgia	Jan ’06	504
The Reserve on Frankford	Texas Tech University	Jan ’05	737	The Avenue at Southern	Georgia Southern University	Jun ’06	624
Commons on Kinnear	The Ohio State University	Jan ’05	502	The Reserve at Saluki Pointe	Southern Illinois University	Aug '08, Aug '09	768
NorthPointe	University of Arizona	Jan ’05	912	University Village on Colvin	Syracuse University	Aug '09	432
The Reserve at Star Pass	University of Arizona	Jan ’05	1,020	GrandMarc at The Corner	University of Virginia	Oct '10	641
The Lofts	University of Central Florida	Jan ’05	730			Total Same-Community	20,527
The Reserve at Athens	University of Georgia	Jan ’05	612
The Reserve on West 31st	University of Kansas	Jan ’05	719	Wertland Square	University of Virginia	Mar ’11	152
The Reserve at Columbia	University of Missouri	Jan ’05	676	Jefferson Commons	University of Virginia	Mar ’11	82
The Pointe at South Florida	University of South Florida	Jan ’05	1,002	The Berk	University of California, Berkeley	May ’11	161
The Commons at Knoxville	University of Tennessee	Jan ’05	708	University Village Towers	University of California, Riverside	Sept '11	554
The Pointe at Western	Western Michigan University	Jan ’05	876	Lotus Lofts	University of Colorado, Boulder	Nov '11	40
Campus Creek	University of Mississippi	Feb ’05	636	Irish Row	University of Notre Dame	Nov '11	326
Pointe West	University of South Carolina	Mar ’05	480	GrandMarc at Westberry Place	Texas Christian University	Dec '11	562
				3949 Lindell	Saint Louis University	Dec '11	256
				The Reserve on Stinson	University of Oklahoma	Jan '12	612
							2,745
						Total Owned	23,272

11

EdR

INVESTOR INFORMATION

Executive Management
Randy Churchey	Chief Executive Officer
Randy Brown	Chief Financial Officer
Tom Trubiana	Chief Investment Officer
Christine Richards	Senior Vice President and Chief Operating Officer

Corporate Headquarters	Investor Relations
EdR	ICR, LLC
999 South Shady Grove Road, Suite 600	Brad Cohen
Memphis, TN 38120	(203) 682-8211
(901) 259-2500

Covering Analysts

Firm	Analyst	Contact #
Bank of America - Merrill	Jana Galan	(646) 855-3081
Green Street Advisors	Andrew J. McCulloch	(949) 640-8780
Hilliard Lyons	Carol Kemple	(502) 588-1839
Janney Capital Markets	Andrew DiZio	(215) 665-6439
JMP Securities	Mitch Germain	(212) 906-3546
J.P. Morgan Securities Inc.	Anthony Paolone	(212) 622-6682
Keete, Bruyette & Woods	Taylor Schimkat	(212) 887-3885
KeyBanc Capital Markets	Karin A. Ford	(917) 368-2293
Morgan Keegan & Company	Stephen Swett	(212) 508-7585
Robert W. Baird & Co., Inc.	Paula Poskon	(703) 821-5782
Sandler O'Neill + Partners, L.P.	Alex Goldfarb	(212) 466-7937
Stifel Nicolaus & Company Inc.	Rod Petrik	(443) 224-1306
UBS Securities	Ross Nussbaum	(212) 713-2484

12

EdR

DEFINITIONS

Physical occupancy

Represents a weighted average of the month end occupancies for each month included in the period reported.

Economic occupancy

Represents the effective occupancy calculated by taking net apartment rent accounted for on a GAAP basis for the respective period divided by potential rent for the respective period.

Net apartment rent per available bed (NarPAB)

Represents GAAP net apartment rent for the respective period divided by the sum of the design beds in the portfolio for each month included in the period reported.

Other income per available bed

Represents other GAAP-based income for the respective period divided by the sum of the design beds in the portfolio for each of the included months. Other income includes service/app fees, late fees, termination fees, parking fees, transfer fees, damage recovery, utility recovery, and other misc.

Revenue per available bed (RevPAB)

Represents total revenue (net apartment rent plus other income) for the respective period divided by the sum of the design beds in the portfolio for each month included in the period reported.

Operating expense per bed

Represents community-level operating expenses excluding management fees, depreciation and amortization.

Design beds

Represents the sum of the monthly design beds in the portfolio during the period.

Same community

Includes communities that have been owned for more than a year as of the beginning of the current fiscal year.

GAAP

U.S. generally accepted accounting principles.

FFO

Funds from operations as defined by the National Association of Real Estate Investment Trusts.

13

EdR

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Statements about the Company’s business that are not historical facts are “forward-looking statements,” which relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements are based on current expectations. You should not rely on our forward-looking statements because the matters that they describe are subject to known and unknown risks and uncertainties that could cause the Company’s business, financial condition, liquidity, results of operations, Core FFO, FFO and prospects to differ materially from those expressed or implied by such statements. Such risks are set forth under the captions “Risk Factors,” “Forward-Looking Statements” and "Management’s Discussion and Analysis of Financial Condition and Results of Operations” (or similar captions) in our most recent Annual Report on Form 10-K and our quarterly reports on Form 10-Q, and as described in our other filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and, except as otherwise may be required by law, the Company undertakes no obligation to update publicly or revise any guidance or other forward-looking statement, whether as a result of new information, future developments, or otherwise.

14